PRIVATE PLACEMENT	1 Months Ended
Aug. 12, 2022
Private Placement
PRIVATE PLACEMENT

NOTE 4 – PRIVATE PLACEMENT

The Sponsor will agree to purchase an aggregate of 187,400 Private Placement Units (or 200,000 Private Placement Units if the underwriter’s over-allotment is exercised in full) at $10.00 per Private Placement Unit (for a total purchase price of $1,874,000 or $2,000,000 in the aggregate if the underwriter’s over-allotment is exercised in full) in a private placement that will occur simultaneously with the closing of the “Proposed Public Offering”. Each Private Placement Unit consists of one Private Placement Share, one redeemable warrant (each, a “Private Placement Unit”) and one right (“Private Placement Right”). Each whole Private Placement Warrant will entitle the holder to purchase one ordinary share at a price of $11.50 per share. Each Private Placement Right will entitle the holder to receive one-twentieth (1/20) ordinary share upon consummation of the initial business combination.